SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2004

ORASURE TECHNOLOGIES, INC.

(Exact name of issuer as specified in charter)

DELAWARE	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

220 East First Street

Bethlehem, Pennsylvania 18015-1360

(Address of principal executive offices)

(610) 882-1820

(Registrant’s telephone number, including area code)

Item 7 – Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99	Press Release dated August 3, 2004, announcing financial results of OraSure Technologies, Inc. for the quarter ended June 30, 2004.

Item 12. Results of Operations and Financial Condition.

On August 3, 2004, OraSure Technologies, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: August 3, 2004	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99	Press Release dated August 3, 2004, announcing financial results of OraSure Technologies, Inc. for the quarter ended June 30, 2004.